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                                    GUARANTY

       This Guaranty is given pursuant to the provisions of a Loan Agreement (the "LOAN AGREEMENT") of even date herewith by and between CROWN ASPHALT PRODUCTS COMPANY, a Utah corporation (as "BORROWER") and COMMUNITY FIRST NATIONAL BANK, a national banking association (as "LENDER") and CROWN ENERGY CORPORATION, a Utah corporation, (hereinafter the "GUARANTOR ") pursuant to which the Lender is making a loan to the Borrower in the principal amount of $1,800,000.00 (the "LOAN"). This Guaranty is intended to guarantee payment and performance of all obligations and covenants arising under such Loan Agreement, including, without limitation, the obligations and covenants arising under the Promissory Note and the Collateral Documents as described in the Loan Agreement. The Loan Agreement, the Promissory Note, and the Collateral Documents are, by this reference, incorporated herein.

       As an inducement to Lender to make the Loan to Borrower on the terms and conditions set forth in the Loan Agreement, and for other good and valuable consideration, which consideration includes benefits accruing to the Guarantor as a result of the loan by Lender to Borrower, Guarantor hereby covenants and agrees with Lender as follows:

       1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

       2. GUARANTY. (a) Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the due and punctual payment of the Indebtedness (as such term is defined in the Loan Agreement) as and when it shall become due and payable, after an Event of Default, whether by lapse of time, by acceleration of maturity or otherwise, irrespective of the validity, regularity or enforceability of the Loan Agreement, the Note or the Collateral Documents. The obligations of Guarantor herein shall remain in effect as long as the Indebtedness is outstanding, including all extensions or modifications thereof.

       (b) This is an absolute, irrevocable and unconditional guaranty of payment and performance, and not of collection. Guarantor agrees that immediately upon the occurrence of an Event of Default and written demand by Lender, Guarantor shall pay to Lender the full amount of the Indebtedness, 'as if the Indebtedness constituted the direct and primary obligations of Guarantor. Lender shall be entitled to proceed directly against Guarantor for payment of the Indebtedness, without first pursuing or exhausting any remedy that Lender then may have against Borrower or any other guarantor of the Indebtedness. Guarantor agrees that any failure of Lender to exercise their right to proceed directly against Guarantor, or any delay in the exercise thereof, shall not be construed as a waiver by Lender with respect thereto and shall not release Guarantor from its liability hereunder, and that Lender may proceed directly against Guarantor at any time after the occurrence of an Event of Default and Failure of Cure. Guarantor waives any defenses based upon any election of remedies by Lender under this Guaranty, the Agreement, the Note or Collateral Documents.

       (c) Guarantor hereby waives notice of acceptance, presentment for payment, demand for payment, protest or notice of protest and dishonor, notice of demand and all other notices and demands of any kind and description now or hereafter provided by any law or statute, and all other rights and defenses, the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder.

       (d) Guarantor assumes full responsibility for keeping fully informed with respect to the business, operation, condition, and assets of Borrower and all circumstances bearing on the risk of non-payment of the Indebtedness. Guarantor waives any duty on the part of Lender to disclose or report to Guarantor any information now or hereafter known to Lender relating to the business, operation, condition or assets of Borrower, regardless of whether Lender have reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor.

       (e) Guarantor agrees that this Guaranty and the liability of Guarantor hereunder shall not be affected, diminished or released by: (1) any extension, forbearance or leniency extended by Lender to Borrower with respect to the Note, without notice to or consent by Guarantor, including notice of any default by Borrower; (2) any amendment, modification or extension of the terms and conditions of the Loan Agreement, the Note and the Collateral Documents, without notice to or consent by Guarantor; or (3) any release by Lender of any other guarantor of the Note, without notice to or consent by Guarantor. Guarantor agrees that any joinder, waiver, consent or agreement by Borrower, by their own operation, shall be deemed to be a joinder, consent, waiver or agreement by Guarantor with respect thereto and that Guarantor shall continue as Guarantor with respect to the Loan Agreement, the Note and the Collateral Documents as so modified, extended, amended or otherwise affected.


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                      GUARANTY BY CROWN ENERGY CORPORATION
                                  PAGE 2 0F 5

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       (f) If at any time any whole or partial payment of the Indebtedness is sought to be rescinded or must otherwise be restored or returned by the Lender as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or the appointment of a receiver, intervenor or conservator or trustee or similar officer for Borrower or any substantial part of its property or otherwise, then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, all as though such payments and performance had not been made.

       (g) Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under the Note, the Loan Agreement or the Collateral Documents, or any right to participate in any way therein, or in the right, title and interest of Lender in and to any property covered by or transferred under the Loan Agreement and/or the Collateral Documents, notwithstanding any payments made by Guarantor under this Guaranty. Until payment in full of the Indebtedness, Guarantor shall have no right of subrogation.

       (h) Guarantor waives and releases all rights of participation, contribution, reimbursement, recourse, and subrogation available to it, now or hereafter, against any person liable for payment of the Indebtedness or as to any collateral security, until the Indebtedness is fully paid and discharged.

       (i) Guarantor, Borrower, and Lender retain any right to make additional advances or to negotiate modifications in the loan.

       3. REPRESENTATIONS AND COVENANTS. Guarantor represents and warrants to Lender that:

       (a) Guarantor has received copies of the Note, the Loan Agreement and the Collateral Documents and is familiar with and fully understands all of their terms and conditions; and

       (b) Lender have not made any representations or warranties to Guarantor regarding the credit-worthiness of Borrower or the prospects of repayment from sources other than Borrower; and

       (c) Guarantor has established adequate means of obtaining from Borrower, on a continuing basis, financial and other information pertaining to the business of Borrower.


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                      GUARANTY BY CROWN ENERGY CORPORATION
                                  PAGE 3 0F 5

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       (d) Guarantor will  perform each obligation required of a Guarantor under the Loan Agreement.

       4. MISCELLANEOUS. (a) The remedies of Lender as provided in this Guaranty are separate and cumulative and are in addition to any other legal or equitable remedy which Lender may have under this Guaranty, the Note, the Collateral Documents or the Loan Agreement and may be pursued separately, successively, concurrently, independently or together against Borrower, Guarantor, any other Guarantors, or any one or more of them, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such remedy shall in no event be construed as a waiver or release thereof, nor shall the choice of one remedy be deemed an election of remedies to the exclusion of other remedies. Nothing in this Guaranty is intended to prevent Lender, upon the occurrence of an Event of Default, in their sole discretion, from enforcing the provisions of the Note, Loan Agreement or Collateral Documents.

       (b) Any notice required or permitted to be given pursuant hereto, or in connection herewith, shall be deemed to have been duly given when deposited in the U.S. Mail, certified mail - return receipt requested addressed:

Community First National Bank
300 South Wolcott
Casper, Wyoming 82601

Crown Energy Corporation
215 South State Street, Suite 650
Salt Lake City, Utah 84111

       (c) The warranties, representations, covenants and agreements set forth in this Guaranty shall survive the delivery hereof and shall continue in full force and effect until the Indebtedness is paid in full.

       (d) The parties intend this writing to be a final expression of their agreements and a complete and exclusive statement of the terms and conditions with respect to the subject matter hereof and the transactions contemplated hereby. No course of prior dealings between the parties, no usage of the trade and no


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                      GUARANTY BY CROWN ENERGY CORPORATION
                                  PAGE 4 0F 5

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extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term used in this Guaranty.

       (e) Guarantor agrees to pay reasonable attorneys' fees and costs of collection (through and including full collection of the Indebtedness, any appellate fees and costs, and any fees and costs incurred in enforcing the Note, the Loan Agreement, or this Guaranty or any of the Collateral Documents in any proceedings, including bankruptcy or insolvency proceedings) incurred by Lender in collecting or enforcing the Note, the Loan Agreement, or this Guaranty or any of the Collateral Documents.

       (f) This Guaranty shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.

       (g) This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Wyoming.

       Guarantor has executed this Guaranty of his own free act and deed this 12th day of May, 1999.

                                               Crown Energy Corporation, a Utah
                                               Corporation

                                               By: /s/ J. Healey
                                                  ---------------------------
                                               Title: President
                                                     ------------------------

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                      GUARANTY BY CROWN ENERGY CORPORATION
                                  PAGE 5 0F 5